UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 7, 2013

Date of Report (Date of earliest event reported)

PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 7, 2013, Pulse Electronics Corporation, a Pennsylvania corporation (the “Company”), issued a press release regarding its results of operations for its fiscal quarter ended March 29, 2013 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 hereto relating to the announcement of the results of operations for the fiscal quarter ended March 29, 2013 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description.

99.1	Press Release dated May 7, 2013 regarding the Company’s results of operations for the fiscal quarter ended March 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS CORPORATION

Date:	May 7, 2013	By:	/s/ Drew A. Moyer
Drew A. Moyer
Senior Vice President and Chief Financial Officer